UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2010
RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

196 Van Buren Street Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)
(703) 434-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As described in more detail below, this Form 8-K is being filed to report that RCN Corporation (the “Company”) has executed a memorandum of understanding reflecting an agreement in principle to settle certain litigation initiated in the Court of Chancery in the State of Delaware relating to the pending merger transaction between the Company and certain affiliates of ABRY Partners, LLC (“ABRY”).
     As previously disclosed by the Company in the Form 8-K filed on March 5, 2010 with the Securities and Exchange Commission (the “SEC”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Yankee Cable Acquisition, LLC (“Cable Buyer”), Yankee Metro Parent, Inc. (“Metro Parent”) and Yankee Metro Merger Sub, Inc. (“Merger Sub”) on March 5, 2010. Cable Buyer, Metro Parent and Merger Sub are controlled by a private equity fund associated with ABRY. The Company has scheduled a special meeting of stockholders (the “Special Meeting”) for May 19, 2010 at 10:00 a.m. (Eastern time) at which Company stockholders will be asked to consider and vote on a proposal to adopt the Merger Agreement and to approve the transactions contemplated thereby. On April 21, 2010, the Company filed with the SEC, and mailed to its stockholders of record, a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) relating to the solicitation of proxies by the Board of Directors of the Company (the “Board”) in favor of a proposal to adopt the Merger Agreement and to approve the transactions contemplated thereby at the Special Meeting.
     As previously disclosed in the Definitive Proxy Statement, on March 8, 2010 and March 11, 2010, class action complaints were filed in the Court of Chancery in the State of Delaware and the United States District Court for the Eastern District of Virginia, respectively, on behalf of putative classes of Company stockholders and naming the Company, all of the members of the Board, Cable Buyer, Metro Parent, Merger Sub and, in the case of the Delaware complaint, ABRY, as defendants. On April 1, 2010, the Delaware plaintiff filed an amended class action complaint in the Delaware Court of Chancery under the caption Murphy v. Levine, et al., Civil Action No. 5320-VCS (the “Delaware Action”), and on April 12, 2010, the Virginia plaintiff filed an amended class action complaint in the U.S. District Court for the Eastern District of Virginia under the caption Cohen v. Hillman, et al., Case No. 1:10cv237 (LMB/TCB) (the “Virginia Action”). The plaintiffs allege that, in connection with their approval of the Merger Agreement and the preparation of the preliminary proxy statement on Schedule 14A filed by the Company with the SEC on March 29, 2010, the members of the Board breached their fiduciary duties and, in the case of the Virginia Action, violated certain federal securities laws. The plaintiffs further allege that Cable Buyer, Metro Parent, Merger Sub and, in the case of the Delaware Action, ABRY, aided and abetted the members of the Board in the alleged breaches of their fiduciary duties.
     The plaintiffs seek a determination that the respective lawsuits are proper class actions and that the plaintiffs are proper class representatives; orders preliminarily and permanently enjoining the consummation of the transactions contemplated by the Merger Agreement; orders rescinding or invalidating such transactions or awarding rescissory damages if consummated; orders directing the members of the Board to exercise their duties to obtain a transaction that is in the best interests of Company stockholders and to make disclosure of all material information to stockholders; orders imposing a constructive trust, in favor of the plaintiff and the putative classes of Company stockholders, upon any benefits improperly received by members of the Board and ABRY, Cable Buyer, Metro Parent and Merger Sub as a result of their allegedly wrongful conduct; an accounting for all damages that the putative classes of Company stockholders may sustain as a result of such allegedly wrongful conduct; an accounting for all the profits and special benefits obtained as a result of such allegedly wrongful conduct; an award of the costs of the lawsuit, including reasonable attorneys’ and experts’ fees and other costs; in the case of the Virginia Action, an order that the proxy statement is materially misleading and contains material omissions in violation of certain federal securities laws; and such other relief as the applicable courts may find just and proper.

     On April 23, 2010, the Company, the members of the Board, Cable Buyer, Metro Parent, Merger Sub and ABRY executed a memorandum of understanding (the “MOU”) with the plaintiff in the Delaware Action reflecting an agreement in principle to settle the Delaware Action based upon the inclusion in the Definitive Proxy Statement of certain additional disclosures that had been requested by the plaintiff in the Delaware Action. In contemplation of a potential settlement, the Company included these additional disclosures in the Definitive Proxy Statement filed with the SEC, and mailed to Company stockholders of record, on April 21, 2010. The Company, the members of the Board, Cable Buyer, Metro Parent, Merger Sub and ABRY each have denied, and continue to deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts alleged in the Delaware Action, and maintain that they have diligently and scrupulously complied with their fiduciary, disclosure and other legal duties. The Company, the members of the Board, Cable Buyer, Metro Parent, Merger Sub and ABRY believe that the Delaware Action is without merit, and they have entered into the MOU solely to avoid the risk of delaying the transactions contemplated by the Merger Agreement and to minimize the expense of litigation. The MOU is subject to customary conditions, including completion of appropriate settlement documentation, completion of confirmatory discovery to confirm the fairness of the settlement and approval by the Delaware Court of Chancery.
     If the settlement is consummated, the Delaware Action will be dismissed with prejudice and the defendants and other released persons will receive from or on behalf of all persons and entities who held Company common stock at any time from March 5, 2010 through the date of consummation of the transactions contemplated by the Merger Agreement a release of all claims relating to the Merger Agreement and the transactions contemplated thereby and the disclosure made in connection therewith (including the claims asserted in the Virginia Action described above). Members of the purported plaintiff class will be sent notice of the proposed settlement, and a hearing before the Delaware Court of Chancery will be scheduled regarding, among other things, approval of the proposed settlement and any application by plaintiffs’ counsel for an award of attorneys’ fees and expenses. Neither the MOU nor the proposed settlement would affect the amount of the merger consideration that Company stockholders would be entitled to receive if the transactions contemplated by the Merger Agreement are consummated. Notwithstanding the foregoing, there can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Delaware Court of Chancery will approve a settlement even if the parties enter into such a stipulation.
     The Company intends to defend the remaining Virginia Action vigorously.
Additional Information
     In connection with the transactions contemplated by the Merger Agreement, the Company filed the Definitive Proxy Statement and other materials with the SEC. Investors and security holders are advised to read the Definitive Proxy Statement and these other materials because they contain important information about the Company and the transactions contemplated by the Merger Agreement. Investors and security holders may obtain a free copy of the Definitive Proxy Statement and other documents filed by the Company with the SEC at www.sec.gov. Copies of the Definitive Proxy Statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to RCN Corporation, 196 Van Buren Street, Herndon, VA 20170, Attention: Investor Relations. The Definitive Proxy Statement and such other documents are also available for free on the Company website at www.rcn.com under “About RCN/Investor Relations/SEC Filings.”

Participants in the Solicitation
     The Company and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the transactions contemplated by the Merger Agreement. Information concerning the interests of the Company’s directors and executive officers in the solicitation is set forth in the Definitive Proxy Statement, which the Company filed with the SEC, and mailed to Company stockholders of record, on April 21, 2010.
Forward Looking Statements
     This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, include (without limitation): the ability to obtain regulatory approvals of the transactions contemplated by the Merger Agreement on the proposed terms and schedule; the failure of the Company’s stockholders to approve the transactions contemplated by the Merger Agreement; our ability to maintain relationships with customers, employees or suppliers following the announcement of the transactions contemplated by the Merger Agreement; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the Merger Agreement; and the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

RCN Corporation
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN Corporation (Registrant)
DATE: April 27, 2010	By:	/s/ Michael T. Sicoli
		Name:	Michael T. Sicoli
		Title:	Executive Vice President and Chief Financial Officer